SUMMARY PROSPECTUS FOR NEW INVESTORS
May 1, 2025
New York Life IndexFlex Variable Annuity
From
NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
Issued through
NYLIAC Variable Annuity Separate Account-III
This summary prospectus summarizes key features of the New York Life IndexFlex Variable Annuity policy.
Before you invest, you should review the prospectus for the New York Life IndexFlex Variable Annuity and the New York Life IndexFlex Variable Annuity – FP Series policies, which contains more information about the policy’s features, benefits, and risks. You can find this document and other information about the contract online at https://dfinview.com/NewYorkLife/TAHD/indexflex. You can also obtain this information at no cost by calling our Variable Products Service Center at 1–800–598–2019 or by sending an email request with your name and mailing address to IndexFlexProspectus@newyorklife.com or the New York Life Mobile Application (“mobile application” or “mobile app”) which is available for download on the Apple App Store and Google Play Store.
You can sign up for electronic delivery of your summary prospectus, updates to the summary prospectus or other communications by logging into your account at www.newyorklife.com. or through the mobile application.
You may cancel your policy within 10 days of delivery of the policy without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either (i) a full refund of the amount you paid with your application, or (ii) your policy value (Accumulation Value). You should review the prospectus, or consult with your registered representative, for additional information about the specific cancellation terms that apply.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

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Definitions

Accumulation Unit—An accounting unit we use to calculate the Variable Accumulation Value prior to the Annuity Commencement Date. Each Investment Division of the Separate Account has a distinct variable Accumulation Unit value.
Accumulation Value—The sum of the Variable Accumulation Value, the Index-linked Account Accumulation Value and the Fixed Account Accumulation Value of a policy.
Allocation Options—The Investment Divisions, the Index-linked Strategies and the Fixed Account.
Annuitant—The person or persons named on the Policy Data Page and whose life or lives determine the Income Payments.
Annuity Commencement Date—The date on which we are to make the first Income Payment under the policy, which cannot be later than the date you attain age 115.
Base Contract Charge—Mortality and Expense Risk and Administrative Costs Charge (M&E Charge).
Beneficiary or beneficiary—The person or entity having the right to receive the death benefit proceeds set forth in the policy and who is the “designated beneficiary” for purposes of Section 72 of the Code (as defined below).
Business Day—Generally, any day on which the New York Stock Exchange (NYSE) is open for trading. Our Business Day ends at 4:00 p.m. Eastern Time or the close of regular trading of the NYSE, if earlier.
Cap Rate—The percentage used to calculate the maximum Index-linked Credit that can be applied to a Segment that uses the Cap Rate Interest Crediting Method. The Cap Rates for the Initial Term Index-linked Strategies are in your policy’s Data Pages. We set Cap Rates for Recurring Term Index-linked Strategies periodically.
Cap Rate Method—An Interest Crediting Method that applies an Index-linked Credit equal to the Index Performance, if the Index Performance is positive, not to exceed the Cap Rate. If the Index Performance is zero or negative, no Index-linked Credit is applied.
Code—The Internal Revenue Code of 1986, as amended.
Consideration—A premium payment, or a portion thereof and/or, if allowable, a transfer amount from an Investment Division.
Enhanced Rates—The Cap Rates and/or Flat Rates used to calculate an interest credit for the Initial Term Strategies when the Enhanced Rate Allocation is equal to or greater than 50%. The Enhanced Rates are in your policy’s Data Pages and in the Initial Term Rider Data Pages. The Enhanced Rates are higher than the Standard Rates.
Enhanced Rate Allocation—The percentage of your premium allocated to the Enhanced Rate Allocation Options adjusted for any transfers or withdrawals, other than Pro-Rata Withdrawals.
Enhanced Rate Allocation Options —The Investment Divisions and the Fixed Account.
Fixed Account—An account that is credited with a fixed interest rate which NYLIAC declares and is not part of the Separate Account. The benefits payable under the Fixed Account (including principal and interest) are payable from NYLIAC’s general account and are subject to the claims-paying ability of NYLIAC.
Fixed Account Accumulation Value—The sum of premium payments and, if allowable, transfers allocated to the Fixed Account, plus interest credited on those premium payments and, if allowable, transfers, less any transfers and partial withdrawals from the Fixed Account, and less any surrender charges and policy service charges and rider charges assessed on and deducted from the Fixed Account. The cash surrender value will never be less than the Fixed Account portion of the Nonforfeiture Value.
Flat Rate—The percentage used to calculate the Index-linked Credit applied to a Segment that uses the Flat Rate Method. Flat Rates for the Initial Term Index-linked Strategies are set forth in your policy’s Data Pages. We set Flat Rates for Recurring Term Index-linked Strategies periodically.
Flat Rate Method—An Interest Crediting Method that applies an Index-linked Credit equal to the Flat Rate if the Index Performance is equal to or greater than zero. If Index Performance is negative, no Index-linked Credit is applied.

Fund—A mutual fund that has multiple series or Portfolios.
Good Order—Good Order is the standard that we apply when we determine whether an instruction is satisfactory. An instruction will be considered in Good Order if it complies with our administrative procedures and is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction or complete the transaction and that it complies with all relevant laws and regulations We may delay or reject a request if it is not in Good Order. Good Order means the actual receipt by us of instructions relating to the requested transaction in writing or by other means we then permit (such as by telephone or electronic transmission), along with all forms and other information or documentation necessary to complete the request.
Income Payments—Periodic payments NYLIAC makes after the Annuity Commencement Date.
Index (indices or Indexes)—The securities index (indices or indexes) the performance of which is used in determining the Index-linked Credit on the Segment Maturity Date. For each allocation to the Index-linked Account, you choose an Index and an Interest Crediting Method.
Index-linked Account—An account offering investments in one or more Index-linked Strategies. The Index-linked Account is not part of the Separate Account. The Index-linked Account is supported by assets in NYLIAC’s general account, which are subject to the claims of our general creditors.
Index-linked Account Accumulation Value—The sum of the Premium Payment and transfers allocated to the Index-linked Account, plus interest credited on those amounts, less any transfers and partial withdrawals from the Index-linked Account, and less any surrender charges assessed on and deducted from the Index-linked Account.
Index-linked Credit—The amount we may credit to a Segment in the Index-linked Account, as a percentage of the Segment Value on the Segment Maturity Date. The Index-linked Credit is determined by the Interest Crediting Method and Index you choose.
Index-linked Strategy(ies)—The Allocation Options in the Index-linked Account, consisting of Initial Term Strategies and Recurring Term Strategies.
Index Performance—The percentage change in the Index Value measured from the Segment Start Date to any day, including the Segment Maturity Date. Index Performance can be positive, zero or negative.
Index Value—On each Business Day, Index Value is the published closing value of an Index on that Business Day. The Index Value on any day that is not a Business Day is the value as of the next Business Day. The Index Value does not include dividends paid by the companies issuing the stocks comprising the Index.
Initial Term Strategies—Index-linked Account Allocation Options, available only when you purchase your policy, made up of a series of Segments with the same Interest Crediting Method, Index, and Cap Rate or Flat Rate. The number of Segments in an Initial Term Strategy is the same as the number of years in the Surrender Charge Period.
Interest Crediting Method—The method for determining the amount of interest, if any, that will be used to calculate the Index-linked Credit. Currently we offer two methods, the Cap Rate Method and the Flat Rate Method. We may offer other Interest Crediting Methods or stop offering currently available Interest Crediting Methods for new Segments in the future.
Investment Division—The variable investment options available under the policy. Each Investment Division invests exclusively in shares of a specified Portfolio.
Life Income – Guaranteed Period Payment Option—The default Income Payment option available under this policy. Monthly payments made under this option are made over the life of the Annuitant(s) with a guarantee of 10 years of payments, even if the Annuitant dies before the 10-year period has expired.
M&E Charge—Mortality and Expense Risk and Administrative Costs Charge. Also referred to as a “Base Contract Charge.”
Non–Qualified Policies—Policies that are not available for use by individuals in connection with employee retirement plans intended to qualify for special federal income tax treatment under Sections 408, and 408A of the Code. Non–Qualified Policies include policies issued for other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.

Nonforfeiture Rate—The rate used to calculate the Fixed Account and Index-linked Account Nonforfeiture Values as shown on the Policy Data Page.
Nonforfeiture Value—The total Nonforfeiture value is equal to the sum of the Nonforfeiture Value of the Fixed Account and the Index-linked Account (“Non-Variable Accounts”). For each Non-Variable Account, the Nonforfeiture Value is equal to 87.50% of the Consideration(s) allocated to that Account, accumulated at the Nonforfeiture Rate since the Payment Date or transfer date, minus any amounts withdrawn or transferred from that Account and adjusted for transfers to or from another Non-Variable Account on the date of withdrawal or transfer, accumulating at the Nonforfeiture Rate since the date of withdrawal or transfer. This definition is different for policies issued in New York. For more information, see Appendix 3 to the Prospectus.
NYLIAC, we, our or us—New York Life Insurance and Annuity Corporation.
Owner (you, your)—The individual(s) or entity(ies) designated as the Owner in the policy or as subsequently changed, who is entitled to exercise all rights under the policy.
Policy Anniversary—An anniversary of the Policy Date shown on the Policy Data Page.
Policy Data Page—Page 2 of the policy which contains the policy specifications.
Policy Date—The date from which we measure Policy Years, quarters, months, and Policy Anniversaries. It is shown on the Policy Data Page.
Policy Year—A year starting on the Policy Date. Subsequent Policy Years begin on each Policy Anniversary, unless otherwise indicated.
Portfolios—The mutual fund portfolios in which the corresponding Investment Divisions invest.
Proportional Withdrawal—An amount equal to the amount withdrawn from this Policy (including any amount withdrawn that may include surrender charges), divided by this Policy’s Accumulation Value immediately preceding the withdrawal, multiplied by the amount of the Premium Payment reduced by any previous Proportional Withdrawals. In your Policy Form, a Proportional Withdrawal is called a Return of Premium Death Benefit Proportional Withdrawal.
Pro-Rata Withdrawal—A Partial Withdrawal where the requested amount is withdrawn proportionally from each applicable Investment Division, Segment and the Fixed Account based on the allocation of the Accumulation Value at the time of withdrawal. For example, if you make a withdrawal of $10,000 at a time when you have 40% of your Accumulation Value in an Investment Division, 10% in the Fixed Account and 50% in a Segment, a Pro-Rata Withdrawal is a withdrawal of $4,000 from the Investment Division, $1,000 from the Fixed Account, and $5,000 from the Segment.
Qualified Policies—Policies for use by individuals under employee retirement plans that are intended to qualify for special federal income tax treatment under Sections 403(b), 408, and 408A of the Code. Qualified Policies do not include policies issued for any other retirement plans or arrangements, including plans qualifying under Section 401(a) of the Code.
Return of Premium Death Benefit—The premium payment under this policy reduced by any Proportional Withdrawals.
Recurring Term Strategies—Index-linked Account Allocation Options each consisting of one Segment, with an Interest Crediting Method and Index that you choose, and the Cap Rate or Flat Rate in effect as of the Segment Start Date.
Sales Standards—The criteria used to evaluate whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.
Segment—The unit of investment for the Index-linked Account, each lasting for a one-year period during which Index Performance is measured. Your Accumulation in the Index-linked Account consists of Segments.
Segment Maturity Date—The last day of a Segment.
Segment Start Date—The first day of a Segment.

Segment Value—For each Segment, the Segment Value on the Segment Start Date is the amount in the Segment on the Segment Start Date. On any other date, the Segment Value is equal to the Segment Value as of the previous day reduced by any subsequent withdrawal, any surrender charge, and increased on the Segment Maturity Date by the amount of an Index-linked Credit, if any. If a Segment Start Date or Segment Maturity Date is not a Business Day, the Segment Value is determined on the next Business Day.
Separate Account—NYLIAC Variable Annuity Separate Account–III, a segregated asset account we established to receive and invest premium payments paid under the policies. The Separate Account’s Investment Divisions, in turn, purchase shares of Portfolios.
Standard Death Benefit—The death benefit that comes standard under the base policy. It guarantees that your beneficiaries will receive the greater of: (i) your Accumulation Value; or (ii) the Return of Premium Death Benefit.
Standard Rates—The Cap Rates and Flat Rates used to calculate the interest credit on an Index-linked Strategy if no Enhanced Rate applies.
Surrender Charge Free Amount—You may withdraw a certain amount from your policy each Policy Year without having to pay a surrender charge on that amount. This Surrender Charge Free Amount is the greater of: (a) 10% of your Accumulation Value as of the last Policy Anniversary (10% of the premium payment if the withdrawal is made in the first Policy Year) less any prior free withdrawals during the Policy Year or; (b) 10% of your current Accumulation Value less any prior free withdrawals during the Policy Year, without a surrender charge.
Surrender Charge Period—The period during which a partial withdrawal or surrender could be subject to a surrender charge. The Surrender Charge Period for this policy is the first five, six or seven Policy Years, depending on the Surrender Charge Period you choose.
Variable Accumulation Value—The sum of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Division.
VPSC—The Variable Products Service Center.

Important Information You Should Consider About The Policy

	FEES AND EXPENSES	LOCATION IN PROSPECTUS
Charges for Early Withdrawal
There are charges for early withdrawal for the first 5, 6, or 7 years you hold the policy, depending on whether you selected a 5, 6, or 7-year
Surrender Charge Period. If you withdraw more than the Surrender
Charge Free Amount from your policy during the Surrender Charge
Period you selected, you will be assessed a surrender charge. The maximum surrender charge is 8% of the amount withdrawn during the first two Policy Years, declining to 0% over the Surrender Charge
Period you selected. For example, if you make an early withdrawal within the first Policy Year, you could pay a surrender charge of up to
$8,000 on a $100,000 investment.
CHARGES AND DEDUCTIONS – Transaction Expenses – Surrender Charges
Transaction Charges
In addition to surrender charges, you may be charged for other transactions, such as when you transfer cash value between
investment options more than 12 times a year, or if a premium payment is returned for insufficient funds. Although we do not currently charge for such transactions, we reserve the right to charge up to $30 per transaction.
CHARGES AND DEDUCTIONS – Transaction Expenses
Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your
Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
CHARGES AND DEDUCTIONS – Annual Policy Expenses; Annual Portfolio Expenses; Optional Benefit Expenses

ANNUAL FEE	Minimum	Maximum
Base contract[1] If you elect the 5 Year Surrender Charge period If you elect the 6 Year Surrender Charge Period If you elect the 7 Year Surrender Charge Period	1.30% 1.25% 1.20%	1.30% 1.25% 1.20%	CHARGES AND DEDUCTIONS – Annual Policy Expenses
Investment options (Portfolio fees and expenses)[2]	0.39%	1.15%	CHARGES AND DEDUCTIONS – Annual Portfolio Expenses
1 As a percentage of Accumulation Value in the Separate Account.
2 As a percentage of average net Portfolio assets. The range in fees and expenses is for the year ended
December 31, 2024. This range changes from year to year.

Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST: $1,480.93	HIGHEST ANNUAL COST $2,196.80

Assumes:
•Investment of $100,000 in the
Portfolios
•5% annual appreciation
•Least expensive combination of
Base Contract Charges, Portfolio
fees and expenses
•No sales charges
•No transfers or withdrawals

Assumes:
•Investment of $100,000 in the
Portfolios
•5% annual appreciation
•Most expensive combination of
Base Contract Charges,
Portfolio fees and expenses
•No sales charges
•No transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Risk of Loss	You can lose money by investing in this policy.	PRINCIPAL RISKS
Not a Short-Term Investment
This policy is not designed for short-term investing and is not appropriate for an investor who readily needs access to cash.
Surrender charges apply for up to 7 years following your premium payment. They will reduce the value of your policy if you withdraw money during that time. The benefits of tax deferral and living benefit protections also mean the policy is more beneficial to investors with a long time horizon.
PRINCIPAL RISKS
Risks Associated with Investment Options
•An investment in this policy is subject to the risk of poor investment performance and can vary depending on the performance of the variable investment options (e.g., Portfolios) and guaranteed options
(e.g., the Index-linked Account and the Fixed Account) you choose.
•Each variable investment option has its own unique risks.
•Investments in the Fixed Account and the Index-linked Account have their own unique risks.
•You cannot lose money on an investment in the Index-linked Account, but Index-linked Credits are not guaranteed.
•The Index-linked Credit, if any, on a Segment in the Index-linked
Account is limited by a Cap Rate or a Flat Rate, which means the return on your investment could be lower than if you had invested directly in a mutual fund or exchange traded fund designed to track the performance of the Index, and the performance is greater than the Cap Rate or Flat Rate.
•You should review the prospectuses for the available Portfolios, and the descriptions in this prospectus of the Index-linked Account and the Fixed Account, before making an investment decision.
PRINCIPAL RISKS
Insurance Company Risks
An investment in the policy is subject to the risks related to the
Depositor, including that any obligations under the Index-linked Account and the Fixed Account, as well as guarantees and benefits of the policy are subject to the claims-paying ability of NYLIAC. If NYLIAC experiences financial distress, it may not be able to meet its obligations to you. More information about NYLIAC is available upon request from
NYLIAC by calling 1-800-598-2019.
PRINCIPAL RISKS

	RESTRICTIONS	LOCATION IN PROSPECTUS
Investments
•You can invest in Initial Term Strategies only when you purchase the policy. Recurring Term Strategies are available beginning on the day after the policy issue date.
•We reserve the right to charge $30 for each transfer when you transfer money between Investment Divisions in excess of 12 times in a Policy Year.
•We reserve the right to limit transfers in circumstances of frequent transfers or to prevent market timing.
•We reserve the right to remove, close or substitute Portfolios as investment options that are available under the policy.
•You can transfer from an Investment Division and the Fixed Account to a Recurring Term Strategy in the Index-linked Account only twice a year.
•You cannot have more than 20 active Segments in your Policy at one time.
•You can make transfers out of a Segment to another investment option only on the Segment Maturity Date.
PRINCIPAL RISKS THE POLICIES—Policy Application and Premium Payments, Transfers and Limits on Transfers NYLIAC AND THE SEPARATE ACCOUNT— Additions, Deletions, or Substitutions of Investments
Optional Benefits
•Certain optional benefits are only available after your policy has been in force for at least one year.
•You are required to have a minimum Accumulation Value for some optional benefits. See “DESCRIPTION OF BENEFITS – Living Needs
Benefit/Unemployment Rider” for more information.
•Certain optional benefits are not available if you have attained age 86 on the Policy date.
•We may modify or discontinue an optional benefit at any time.
•You can lose eligibility for an Enhanced Rate on an Initial Term
Strategy if you make certain withdrawals or transfers such that after the withdrawal or transfer your Enhanced Rate Allocation falls below
50%. Enhanced Rates are available only on policies applied for on or after November 13, 2023.
DESCRIPTION OF BENEFITS
	TAXES	LOCATION IN PROSPECTUS
Tax Implications
•Consult with a tax professional to determine the tax implications of an investment in, withdrawals from and surrenders of this policy.
•If you purchase the policy through a tax–qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. Therefore, the tax deferral of the annuity does not provide additional benefits.
•A premium payment that is made on a pre–tax basis as well as earnings on your policy are taxed at ordinary income tax rates when you withdraw them, and you may have to pay a 10% penalty tax if you take a withdrawal before age 59 ½.
FEDERAL TAX MATTERS

	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
Investment Professional Compensation
Your registered representative may receive compensation for selling this policy to you, in the form of commissions, asset–based
compensation, allowances for expenses, and other compensation programs. Your registered representative may have a financial incentive to offer or recommend this policy over another investment.
DISTRIBUTION AND COMPENSATION ARRANGEMENTS
Exchanges
Your registered representatives may have a financial incentive to offer you a new policy in place of the one you own. You should only consider exchanging your policy if you determine, after comparing the features, fees, and risks of both policies, that it is in your best interest to purchase the new policy rather than continue to own your existing policy.
THE POLICIES – Tax–Free Section 1035 Exchanges

Overview Of The Policy

Q.
What is the policy designed to do?
A.
The policy is designed to assist individuals with their long-term retirement planning or other long-term needs through investments in a variety of Allocation Options, which include variable, index-linked and guaranteed investments, during an accumulation (savings) phase of the policy. The Index-linked Strategies are offered through riders to the policies. The policy also offers a death benefit to protect your designated Beneficiaries. You can also elect to supplement your retirement income by converting your Accumulation Value into a stream of Income Payments (sometimes called annuity payments). The policy is only appropriate if you have a long investment time horizon. It is not intended for people who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Portfolios.
Q.
How do I accumulate assets in the policy and receive income from the policy?
A.
Your policy has two phases:
●
the accumulation (savings) phase, when your premium payment is invested in the Investment Divisions, Index-linked Account and Fixed Account, and
●
the annuity (income) phase, when we make Income Payments to you.
Accumulation (Savings) Phase
During the accumulation (savings) phase of the policy, you can allocate your premium payment among:
●
One or more Investment Divisions. Each Investment Division invests in a corresponding (mutual fund) Portfolio, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns. A list of Portfolios is provided in APPENDIX 1: Portfolios Available Under the Policy;
●
a Fixed Account, which offers a guaranteed fixed interest rate for one–year periods; and
●
Index-linked Strategies, which offer an annual interest credit that is based on the performance of an Index over a one-year period called a Segment. If Index Performance is negative during a Segment, no interest will be credited, but you will not lose money. The Index-linked Strategies consist of Initial Term Strategies, which are available only at time of purchase, and Recurring Term Strategies, which are available, beginning the day after the Policy Issue Date, for transfer from the Investment Divisions, the Fixed Account or another Index-linked Strategy on its Segment Maturity Date.
●
Initial Term Strategies. Each Initial Term Strategy is made up of a series of Segments with the same Interest Crediting Method, Index, and Cap Rate or Flat Rate. The duration of an Initial Term Strategy equals the Surrender Charge Period you choose for the policy. The Cap Rates and Flat Rates for the Initial Term Strategies are in the Policy Data Pages.
●
Recurring Term Strategies. Each Recurring Term Strategy consists of one Segment with an Interest Crediting Method and Index, at the Cap Rate or Flat Rate in effect for Recurring Term Strategies at the time of transfer. Recurring Term Strategies have a one-year duration. The maximum Cap and Flat Rates for Recurring Term Strategies that begin during the Surrender Charge Period will be at least 0.25% lower than the Cap and Flat Rates shown on the Policy Data Page for Initial Term Strategies with the same Interest Crediting Method and Index.
●
Interest Crediting Methods. The currently available Interest Crediting Methods are the Cap Rate Method and the Flat Rate Method. The currently available Indexes are the S&P 500® Index (Price Return Index) and the Russell 2000® Index (Price Return Index). The Indexes do not reflect dividends paid by the companies that make up the Indexes. As of the Segment Maturity Date, each Segment is eligible for an Index-linked Credit based on Index Performance from the Segment Start Date to the Segment Maturity Date. With the Cap Rate Method, the Index-linked Credit will use the Index Performance, if that Index Performance does not exceed the Cap Rate. If Index Performance exceeds the Cap Rate, the Index-linked Credit will use the Cap Rate. With the Flat Rate Interest Crediting Method, the Index-linked Credit will use the Flat Rate, if the Index Performance is zero or positive. With either Interest Crediting Method, if Index Performance is negative, the Index-linked Credit will be zero.

The Index-linked Credit will be calculated as a percentage of Segment Value on the Segment Maturity Date and applied on the Segment Maturity Date. The Index-linked Credit will never be negative.
Annuity (Income) Phase
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments (sometimes called annuity payments) from NYLIAC. If you do that, we will make payments over the life of the Annuitant(s) or for a minimum of 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options, at our discretion, where permitted by state law. We do not currently offer variable Income Payment options.
Please note that when you annuitize your policy and convert your Accumulation Value to Income Payments, you can no longer withdraw money at will from your policy. However, you may elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of the policy can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulation Value on a tax-deferred basis. With partial annuitization, you will not be eligible for an Index-linked Credit on any amounts in the Index-linked Account that you convert to Income Payments. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Q.
What are the policy’s primary features and options?
Choice of Surrender Charge Period. When you purchase a policy, you choose the length of the period during which a surrender charge could be assessed for a partial withdrawal from or surrender of the policy. The choices are 5, 6, or 7 years. The Surrender Charge Period will affect the Base Contract Charges for any amounts you allocate to the Investment Divisions, as well as the number of years a Cap Rate or Flat Rate is guaranteed in an Initial Term Strategy in the Index-linked Account. When choosing a Surrender Charge Period, you should consider how you intend to use the policy, including whether you intend to invest in the Initial Term Strategies, how the Cap Rates and Flat Rates vary depending on the length of the Initial Term Strategies, how much you invest in the Initial Term Strategies relative to the Investment Divisions, the length of your investment horizon, and your possible need to make withdrawals that exceed the surrender charge free amount during the Surrender Charge Period. These and other factors will affect your potential policy performance and the fees you pay. Your registered representative can help you determine which Surrender Charge Period is appropriate for you.
Accessing your money. Until you annuitize (begin Income Payments), you have full access to your money. You can choose to withdraw part or all of your Accumulation Value at any time (through partial withdrawals, periodic partial withdrawals, hardship withdrawals or surrendering the policy). See “ANNUITY PAYMENTS (THE INCOME PHASE—Annuity Commencement Date.)” However, if you withdraw more than the Surrender Charge Free Amount during the Surrender Charge Period before age 59-½, you may have to pay a surrender charge and/or taxes, including tax penalties (see “CHARGES AND DEDUCTIONS—Transaction Expenses—Exceptions to Surrender Charges”).
Transfers to and from the Index-linked Account. You can transfer from the Investment Divisions and the Fixed Account to a Recurring Term Strategy up to two times during a Policy Year, so long as a transfer would not create more than twenty active Segments in the Index-linked Account at one time. Multiple transfers on the same Business Day are counted as one transfer. You can transfer from an Initial Term Strategy or a Recurring Term Strategy to an Investment Division or the Fixed Account only as of a Segment Maturity Date. We reserve the right to limit the number of transfers out of the Index-linked Account (see “THE POLICIES – Transfers” for more information). You can also make transfers within the Index-linked Account, from any Initial Term Strategy or Recurring Term Strategy to a new Recurring Term Strategy, as of the Segment Maturity Date.
Tax treatment. Your premium payments accumulate on a tax-deferred basis. This means your earnings are not taxed until you take money out of your policy, such as when (1) you make a withdrawal; (2) you receive an Income Payment from the policy; or (3) upon payment of a death benefit.
Death benefit. Your policy includes a Standard Death Benefit that will pay your designated Beneficiary(ies) the greater of: (i) the Accumulation Value, or (ii) the Return of Premium Death Benefit, which consists of your premium payment, reduced by Proportional Withdrawals.

Living Needs Benefit/Unemployment Benefit. At no additional charge, we include a Living Needs Benefit/Unemployment Rider with your policy. This benefit increases the amount that can be withdrawn from your policy without a surrender charge when certain qualifying events relating to your health or employment status occur.
Home Health Care Benefit. At no additional charge, we include a Home Health Care Rider with your policy, other than those issued in California. This benefit increases the amount of a partial withdrawal or full surrender that is free of surrender charges (from 10 percent to 20 percent) if you begin receiving home health care services from a home health care provider, as recommended by a licensed physician.
Enhanced Index-linked Rates. You are eligible for an Enhanced Cap Rate or Flat Rate on the Initial Term Strategies if you allocate 50% or more of your premium to the Enhanced Rate Allocation Options. The Enhanced Rate will be used if your Enhanced Rate Allocation remains at least 50% on each Segment Maturity Date. Transfers from an Enhanced Rate Allocation Option to the Index-linked Account, and/or partial withdrawals, other than Pro-Rata Withdrawals, will reduce your Enhanced Rate Allocation proportionally by the transfer or withdrawal amount relative to your premium amount. For example, if you withdraw an amount equal to 10% of your premium from one of several Enhanced Rate Allocation Options, your Enhanced Rate Allocation will be reduced by 10%. Investment gains or losses, and Pro-Rata Withdrawals, have no impact on your Enhanced Rate Allocation. Please keep in mind that an Enhanced Rate does not automatically mean you will receive a higher interest credit, because interest crediting for an Index-linked Strategy depends both on the applicable Cap Rate or Flat Rate and on the performance of the applicable Index. If, as a result of a transfer or withdrawal, you no longer qualify for an Enhanced Rate, the Standard Rate will be used to calculate your interest credit on all future Segment Maturity Dates. The Standard Cap and Flat Rates, and the Enhanced Rates, are in your policy’s Data Pages.
Electronic Delivery. You may elect to receive electronic delivery of current prospectuses related to this policy, as well as other policy–related documents.

Benefits Available Under The Policies

The following tables summarize information about the benefits available under the policy.
STANDARD DEATH BENEFIT
(automatically included with the policy)
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Standard Death Benefit	Guarantees your beneficiaries will receive a benefit at least equal to the greater of: (i) your Accumulation Value, or (ii) your total premium payment reduced by proportional withdrawals.	No additional charge	•Withdrawals could significantly reduce the benefit (possibly by an amount substantially greater than the actual amount withdrawn).
OTHER STANDARD BENEFITS INCLUDED WITH ALL INDEXFLEX VARIABLE ANNUITY POLICIES
NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
Living Needs Benefit / Unemployment Rider
Waives Surrender Charges if
the Owner experiences
certain “qualifying events”
such as: (i) confinement to a
health care facility for 60
consecutive days;
(ii) terminal illness; or
(iii) disability. If the Owner
becomes unemployed, the
rider waives Surrender
Charges on a one-time
withdrawal of up to 50% of
your Accumulation Value.
None
•Policy must have been in
force for at least one year
and have a minimum
Accumulation Value of
$5,000.
•Qualifying Event (as
defined in the rider) must
occur after the Policy Date.
•Disability portion does not
apply to withdrawals after
the Owner’s 66th birthday.
•Not available if any Owner
has attained age 86 on the
Policy Date.
•The unemployment portion
of the rider is not available
in all states.
•If the Owner(s) is not a
natural person, all
restrictions and benefits of
the rider are based on the
Annuitant.

Home Health Care Rider
Provides for an increase in
the amount of a partial
withdrawal or full surrender
that is free of surrender
charges (from 10 percent to
20 percent) if you begin
receiving Home Health Care
Services provided by a Home
Health Care Provider, as
None
•You must have received
Home Health Care
Services for at least
60 days during the
six-month period preceding
the partial withdrawal or full
surrender. The Home
Health Care Provider must
be an organization or

NAME OF BENEFIT	PURPOSE	MAXIMUM FEE	BRIEF DESCRIPTION OF RESTRICTIONS/ LIMITATIONS
	recommended by a licensed physician.		individual that is licensed to provide home health care to chronically ill individuals in their home or residence for an hourly or daily charge.
Traditional Dollar Cost Averaging	Automatically transfers a specific amount of money from any Investment Division or the Fixed Account to any combination of Investment Divisions and/or the Fixed Account at set intervals.	None
•You must have a minimum
Accumulation Value of
$2,500 to elect this option,
and a minimum of $2,500
to continue as scheduled.
•NYLIAC may cancel this
option if your Accumulation
Value drops below $2,000.

Buying The Policy

Q.
How do I purchase the New York Life IndexFlex Variable Annuity policy?
A.
To purchase a policy, you must complete an application. Your registered representative will submit your application, along with your initial premium payment, to us. Acceptance of applications is subject to NYLIAC’s rules. We reserve the right to reject any application or initial premium payment.
Q.
How much can I contribute and how are my premium payments invested?
A.
You may allocate the premium payment to the Investment Divisions, up to 4 Initial Term Strategies in the Index-linked Account, and the Fixed Account.
The minimum premium payment is $10,000, unless we permit otherwise. You cannot make additional premium payments; however, additional payments identified in your application, and received by us in Good Order, in the 90-day period after the Policy Date, will be added to your premium payment. The maximum premium payment we accept without prior approval from NYLIAC is $3,000,000. You must allocate a minimum of $500 to an Initial Term Strategy.
For Qualified Policies, your premium payment cannot exceed the amount permitted by the plan or applicable law.
Q.
When will any premium payment be credited to my account?
A.
If the application is in Good Order, we will issue the policy and allocate your premium payment to the Allocation Options you have selected within two Business Days after we receive it. If your application is not in Good Order, we may delay issuing your policy and crediting your account while we obtain the missing information. However, we will not hold your initial purchase payment for more than five Business Days without your permission. Additional payments identified in your application, and received by us in Good Order, in the 90-day period after the Policy Date, will be added to your premium payment. These additional payments will be credited to the Investment Divisions and the Fixed Account on the Business Day we receive them according to the allocation instructions provided with your application. If you chose one or more Initial Term Strategies as Allocation Options, these additional payments will be credited to the Index-linked Strategies as of the Policy Date.
We do not accept subsequent premium payments.
Acceptance of the premium payment is subject to our Sales Standards that are used to determine whether a recommended transaction, relating to your policy, complies with applicable standards of conduct.

Making Withdrawals: Accessing Money In Your Policy

Q.
Can I access the money in my account during the Accumulation (Savings) Phase?
A.
During the accumulation (savings) phase of your policy, you have full access to your money. You can choose to withdraw your Accumulation Value at any time (although if you withdraw amounts early, you may have to pay a surrender charge and/or taxes, including tax penalties).
You can access the money in your policy by making a withdrawal, which will reduce the Accumulation Value of your policy (including the amount of your death benefit). However, withdrawing the Accumulation Value of your policy below a certain level will terminate your policy.
Amounts withdrawn from an Index-linked Strategy before the Segment Maturity Date will not receive an Index-linked Credit.
Q.
Are there limitations and consequences associated with taking money out of my policy during the Accumulation (Savings) Phase?
A.
Yes. These limitations and consequences include:

Limitations on withdrawal amounts
The minimum amount you can withdraw is $500,
unless we agree otherwise. Currently, online
withdrawals cannot exceed $250,000 and telephone
withdrawals cannot exceed $100,000. If you request a
withdrawal for amounts greater than $50,000 on paper
we may require additional verification of your identity.

Surrender charges and taxes	As described above, there may be surrender charge and tax consequences when you take out money.
Negative impact of withdrawal on benefits and guarantees of your policy
A withdrawal may have a negative impact on certain
standard benefits, and also may affect your eligibility
for an Enhanced Rate on an Initial Term Strategy. It
may significantly reduce the value (possibly by an
amount greater than the actual amount withdrawn) or
even terminate certain benefits. A withdrawal may also
be a taxable transaction and a 10% penalty tax could
be applicable.

Q.
What is the process to request a withdrawal of money from my policy?
A.
You can request to withdraw a portion of your Accumulation Value or surrender your policy in full at any time before the Annuity Commencement Date and while the Annuitant is living. If you want to surrender your policy, you must send us a written request in Good Order at one of the below addresses. If you only want to withdraw a portion of your Accumulation Value, you can either request a partial withdrawal online at www.neworklife.com or through the mobile application or by telephone at 1-800-598-2019 or by sending us a written request Good Order at one of the following addresses:

	Regular Mail	Express Mail
Surrender or Withdrawal Requests	NYLIAC Variable Products Service Center Madison Square Station P.O. Box 922 New York, NY 10159	NYLIAC Variable Products Service Center 51 Madison Avenue Floor 3B, Room 0304 New York, NY 10010
Generally, withdrawal or surrender requests received in Good Order before the end of the Business Day will be processed that day. If we receive your request after the close of the Business Day, or on a day that is not a Business Day, your requested payment will be processed the next Business Day. Generally, NYLIAC will pay all surrenders or withdrawals within seven days of receipt of all required information in Good Order.
Q.
Can I access the money in my account during the Annuity (Income) Phase?
A.
You can elect to annuitize your policy and turn your Accumulation Value into a fixed stream of Income Payments

(sometimes called annuity payments) from NYLIAC. If you do that, payments will be made over the life of the Annuitant(s) and are guaranteed for 10 years, even if the Annuitant dies sooner. This is called the Life Income – Guaranteed Period Payment Option. We may offer other options at our discretion. Once you annuitize, your Accumulation Value will be converted to Income Payments and you may no longer withdraw money at will from your policy.

You may, however, elect partial annuitization and apply a portion of your Accumulation Value towards one of the Income Payment options we may offer, while the remainder of your Accumulation Value can remain invested in your Allocation Options and will continue to provide the opportunity to accumulate Accumulations Value on a tax-deferred basis. All benefits (including guaranteed minimum death benefits and living benefits) terminate when you annuitize your entire Accumulation Value.
Additional Information about Fees

The following tables describe the fees and expenses that you will pay when buying, owning, making withdrawals, and surrendering the policy. Please refer to your Policy Data Page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, make withdrawals or surrender the policy, or transfer Accumulation Value between investment options. State premium taxes may also be deducted.
Transaction Expenses
Surrender Charges (as a percentage of amount withdrawn). Applied to amounts in excess of the Surrender Charge Free Amount that you may withdraw each Policy Year.
Payment Year	1	2	3	4	5	6	7	8+
Surrender Charge (7-year Surrender Charge Period)	8.00%	8.00%	7.00%	6.00%	5.00%	4.00%	3.00%	0.00%
Surrender Charge (6-year Surrender Charge Period)	8.00%	8.00%	7.00%	6.00%	5.00%	4.00%	0.00%	0.00%
Surrender Charge (5-year Surrender Charge Period)	8.00%	8.00%	7.00%	6.00%	5.00%	0.00%	0.00%	0.00%

Other Transaction Charges	Guaranteed maximum fee	Current fee
Transfer Fee (charged for transfers in excess of 12 in a policy year)	$30	$0
Payments Returned for Insufficient Funds	$20	$0
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio fees and expenses).
Annual Policy Expenses
Base Contract Charges (as a percentage of daily average Variable Accumulation Value)
Annual Fee	Minimum	Maximum
If you elect the 5 Year Surrender Charge Period If you elect the 6 Year Surrender Charge Period If you elect the 7 Year Surrender Charge Period	1.30% 1.25% 1.20%	1.30% 1.25% 1.20%

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the policy. The expenses may be higher or lower in the future. A complete list of Portfolios available under the policy, including their annual expenses, may be found in APPENDIX 1.
Annual Portfolio Expenses
	Minimum	Maximum
Expenses that are deducted from the Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses.[1]
Before fee waivers and expense reimbursements	0.39%	1.15%
After fee waivers and expense reimbursements[2]	0.37%	1.02%
1
Shown as a percentage of average net assets for the fiscal year ended December 31, 2024.
2
Fee waivers and expense reimbursements are expected to continue through April 30, 2026 and may be terminated at any time thereafter at the option of the Portfolio company.
Example
This example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity policies. These costs include transaction expenses, annual policy expenses and Annual Portfolio Expenses.
This example assumes that you invest $100,000 in the policy for the time periods indicated. This example also assumes that your investment has a 5% return each year, and assumes the most expensive combination of Base Contract Charges, Surrender Charges and Annual Portfolio Expenses, and no allocation to the Index-linked Account or the Fixed Account. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	Years
	1 yr	3 yr	5 yr	10 yr
If you surrender your policy at the end of the applicable time period:	$9,947.28	$14,676.38	$18,575.67	$28,725.00
If you annuitize at the end of the applicable time period:	$9,947.28	$7,906.36	$13,502.32	$28,725.00
If you do not surrender your policy:	$2,572.50	$7,906.36	$13,502.32	$28,725.00

Appendix 1
Portfolios Available Under the Policy
The following is a list of Portfolios available under the policy, which is subject to change, as discussed in the prospectus. You can find the prospectuses and other information about the Portfolios, including the most current performance information, online at https://dfinview.com/NewYorkLife/TAHD/indexflex. You can also request this information at no cost by calling the VPSC at 800-598-2019 or by sending an email request with your name and mailing address to IndexFlexProspectus@newyorklife.com or the New York Life Mobile Application (“mobile application” or “mobile app”) which is available for download on the Apple App Store and Google Play Store.
You may allocate your premium payment or other Accumulation Value to any of the Investment Divisions, in addition to the Index-linked Account and the Fixed Account.
The current expenses and performance information below reflects fees and expenses of the Portfolios but does not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these charges were included. Each Portfolio’s past performance is not necessarily an indication of future performance.
Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Asset Allocation	NYLI VP Income Builder (formerly MainStay VP Income Builder) — Service Class Adviser: New York Life Investment Management LLC (“New York Life Investments”) / Subadvisers: Epoch Investment Partners, Inc. and MacKay Shields LLC	0.87%	11.37%	4.60%	5.09%
Asset Allocation	NYLI VP Janus Henderson Balanced (formerly MainStay VP Janus Henderson Balanced) — Service Class Adviser: New York Life Investments / Subadviser: Janus Henderson Investors US LLC	0.82%	15.43%	8.17%	8.46%
Large Cap Equity	NYLI VP S&P 500 Index (formerly MainStay VP S&P 500 Index) — Service Class Adviser: New York Life Investments	0.37%	24.52%	14.10%	12.62%
Asset Allocation	American Funds IS Asset Allocation Fund — Class 4 Adviser: Capital Research and Management CompanySM (“CRMC”)	0.80%	16.11%	8.04%	8.05%
Large Cap Equity	American Funds IS Growth Fund — Class 4 Adviser: CRMC	0.84%	31.29%	18.53%	16.29%
Large Cap Equity	American Funds IS Washington Mutual Investors Fund — Class 4 Adviser: CRMC	0.77%	18.85%	11.92%	9.99%
Appendix 1-1

Type	Portfolio Adviser/Sub-adviser	Current Expenses*	Average Annual Total Returns (as of 12/31/24)
			1 year	5 year	10 year
Asset Allocation	BlackRock® Global Allocation V.I. Fund — Class III Adviser: BlackRock Advisors, LLC / Subadvisers: BlackRock (Singapore) Limited and BlackRock International Limited	1.02%	8.93%	5.72%	5.32%
Investment Grade Bond	Fidelity® VIP Bond Index Portfolio — Service Class 2 Adviser: Fidelity Management & Research Company LLC (“FMR”) / Subadvisers: Other investment advisers	0.39%	1.00%	(0.72)%	N/A
Asset Allocation	Fidelity® VIP FundsManager® 60% Portfolio — Service Class Adviser: FMR	0.66%	9.58%	6.57%	6.67%
International/ Global Equity	Fidelity® VIP International Index Portfolio — Service Class 2 Adviser: FMR / Subadviser: Geode Capital Management, LLC	0.42%	4.82%	3.83%	N/A
Asset Allocation	Franklin Templeton Aggressive Model Portfolio — Class II Adviser: Franklin Templeton Fund Adviser, LLC ("FTFA”) / Subadviser: Franklin Advisers, Inc. (“Franklin Advisers”)	0.88%	18.02%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Aggressive Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.85%	14.28%	N/A	N/A
Asset Allocation	Franklin Templeton Moderate Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.83%	11.95%	N/A	N/A
Asset Allocation	Franklin Templeton Moderately Conservative Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.84%	9.33%	N/A	N/A
Asset Allocation	Franklin Templeton Conservative Model Portfolio — Class II Adviser: FTFA / Subadviser: Franklin Advisers	0.85%	6.15%	N/A	N/A
*
Current Expenses take into account expense reimbursement or fee waiver arrangements in place that are generally expected to continue through April 30, 2026 and may be terminated at any time thereafter at the option of the Fund. Annual expenses for the Portfolios for the year ended December 31, 2024 reflect temporary fee reductions under such an arrangement.
Appendix 1-2

Appendix 2
Disclosures about the Indexes
Standard and Poor’s 500 Index (Price Return Index)
S&P Opco, LLC requires that the following statement be included in this prospectus:
The S&P 500® index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by NYLIAC. Standard & Poor’s® and S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by NYLIAC. It is not possible to invest directly in an index. Neither the New York Life IndexFlex Annuity or the New York Life IndexFlex Annuity- FP Series (the ‘Policies”) is sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Policies or any member of the public regarding the advisability of investing in securities generally or in the Policies particularly or the ability of the S&P 500® index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to NYLIAC with respect to the S&P 500® index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® index is determined, composed and calculated by S&P Dow Jones Indices without regard to NYLIAC or the Policies. S&P Dow Jones Indices have no obligation to take the needs of NYLIAC or the owners of the Policies into consideration in determining, composing or calculating the S&P 500® index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Policies or the timing of the issuance or sale of the Policies or in the determination or calculation of the equation by which the Policies are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Policies. There is no assurance that investment products based on the S&P 500® index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500® INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY NYLIAC, OWNERS OF THE POLICIES, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND NYLIAC, OTHER THAN THE LICENSORS OF S&P DOW JONES
INDICES.
Appendix 2-1

Russell 2000® Index (Price Return Index)
FTSE Russell requires that the following statement be included in this Prospectus:
The New York Life IndexFlex Variable Annuity and the New York Life IndexFlex Variable Annuity – FP Series (the “Products”) have been developed solely by NYLIAC. The Products are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group”). FTSE Russell is a trading name of certain of the LSE Group companies.
All rights in the Russell 2000® Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell 2000® Index is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license.
The Index is calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The LSE Group does not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the Index or (b) investment in or operation of the Products. The LSE Group makes no claim, prediction, warranty or representation either as to the results to be obtained from the Products or the suitability of the Index for the purpose to which it is being put by NYLIAC.
Appendix 2-2

Back Cover Page
This Summary Prospectus incorporates by reference the New York Life IndexFlex Variable Annuity and New York Life IndexFlex Variable Annuity – FP Series full statutory prospectus and the Statement of Additional Information (SAI), both dated May 1, 2025, as amended or supplemented. The full statutory prospectus and the SAI are posted on our website, https://dfinview.com/NewYorkLife/TAHD/indexflex. The full prospectus and SAI for the policy may be obtained, free of charge, in any manner shown on the front page of this Summary Prospectus.
Separate Account III EDGAR contract identifier for IndexFlex Variable Annuity #C000221968